                     ASSOCIATED COMMUNICATIONS CORPORATION                 PROXY
                              CLASS A COMMON STOCK
               ANNUAL MEETING OF STOCKHOLDERS--SEPTEMBER 22, 1994

     The undersigned hereby appoints each of Myles P. Berkman and David J. Berkman as Proxies, each with the full power to appoint a substitute, to represent and to vote, as designated below, all the shares of Class A Common Stock of Associated Communications Corporation, a Delaware corporation (the 'Company'), the undersigned may be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders to be held on September 22, 1994 and any adjournment or postponement thereof (the 'Meeting'). In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting, the election of an alternative person to serve as a director if Donald
H. Jones is unable to serve or for good cause will not serve, and matters incident to the conduct of the meeting. This proxy revokes all prior proxies given by the undersigned.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO APPROVE AND ADOPT THE MERGER AGREEMENT (AS DEFINED HEREIN), FOR THE ELECTION OF DONALD H. JONES AS A DIRECTOR AND FOR ADJOURNING THE ANNUAL MEETING, IF NECESSARY. ADDITIONALLY, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, THE ELECTION OF AN ALTERNATIVE PERSON TO SERVE AS A DIRECTOR IF DONALD H. JONES IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE COMPANY'S PROXY STATEMENT DATED JULY 29, 1994 AND THE RELATED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE 1993 ANNUAL REPORT.

              (continued--to be dated and signed on reverse side)

THE COMPANY RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT, FOR THE ELECTION OF DONALD J. JONES AS DIRECTOR AND FOR ADJOURNING THE ANNUAL MEETING.

   1. Approval and adoption of the Agreement and Plan of Merger and Reorganization, dated as of February 23, 1994, among the Company, Southwestern Bell Corporation, a Delaware corporation ('SBC'), and SBMS Acquisition Corp., a Delaware corporation and an indirect wholly owned subsidiary of SBC ('Purchaser'), pursuant to which, among other things, immediately following the Distribution contemplated by the Merger Agreement, Purchaser will be merged with and into Associated upon the terms and conditions contained in the Merger Agreement (the 'Merger'), and Associated will become an indirect wholly owned subsidiary of SBC.

      FOR    AGAINST    ABSTAIN

      / /      / /        / /

2. Election of director duly nominated: Donald M. Jones

      FOR        WITHHOLD
      the        AUTHORITY
      nominee    to vote for
                 the nominee

      / /        / /

3. To vote to adjourn the Annual Meeting for up to 30 days to solicit additional votes if necessary to approve and adopt the Merger Agreement.

      FOR    AGAINST    ABSTAIN

      / /      / /        / /

Please mark, date and sign your name as it appears on this proxy card and return it in the enclosed envelope. If shares are held by two or more holders, each holder should sign. If shares are held in more than one capacity this proxy will be deemed valid for all shares held in all capacities. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If a corporation, please sign in full corporate name by Chairman of the Board, President, Secretary, Treasurer, or other duly authorized officer. If a partnership, please sign in partnership name by authorized person.

Please sign here exactly as your name(s) appear(s) to the left.

Dated _______________________, 1994

___________________________________
(Signature)

___________________________________
(Signature)


___________________________________
(Title or Authority)

                   'PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
                   PROCESSING EQUIPMENT WILL RECORD YOUR VOTES'

                     ASSOCIATED COMMUNICATIONS CORPORATION                 PROXY
                              CLASS B COMMON STOCK
               ANNUAL MEETING OF STOCKHOLDERS--SEPTEMBER 22, 1994

     The undersigned hereby appoints each of Myles P. Berkman and David J. Berkman as Proxies, each with the full power to appoint a substitute, to represent and to vote, as designated below, all the shares of Class B Common Stock of Associated Communications Corporation, a Delaware corporation (the 'Company'), the undersigned may be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders to be held on September 22, 1994 and any adjournment or postponement thereof (the 'Meeting'). In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting, the election of an alternative person to serve as a director if Donald
H. Jones is unable to serve or for good cause will not serve, and matters incident to the conduct of the meeting. This proxy revokes all prior proxies given by the undersigned.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO APPROVE AND ADOPT THE MERGER AGREEMENT (AS DEFINED HEREIN), FOR THE ELECTION OF DONALD H. JONES AS A DIRECTOR AND FOR ADJOURNING THE ANNUAL MEETING, IF NECESSARY. ADDITIONALLY, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, THE ELECTION OF AN ALTERNATIVE PERSON TO SERVE AS A DIRECTOR IF DONALD H. JONES IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE COMPANY'S PROXY STATEMENT DATED JULY 29, 1994 AND THE RELATED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE 1993 ANNUAL REPORT.

              (continued--to be dated and signed on reverse side)

THE COMPANY RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT, FOR THE ELECTION OF DONALD J. JONES AS DIRECTOR AND FOR ADJOURNING THE ANNUAL MEETING.

   1. Approval and adoption of the Agreement and Plan of Merger and Reorganization, dated as of February 23, 1994, among the Company, Southwestern Bell Corporation, a Delaware corporation ('SBC'), and SBMS Acquisition Corp., a Delaware corporation and an indirect wholly owned subsidiary of SBC ('Purchaser'), pursuant to which, among other things, immediately following the Distribution contemplated by the Merger Agreement, Purchaser will be merged with and into Associated upon the terms and conditions contained in the Merger Agreement (the 'Merger'), and Associated will become an indirect wholly owned subsidiary of SBC.

      FOR    AGAINST    ABSTAIN

      / /      / /        / /

2. Election of director duly nominated: Donald M. Jones

      FOR        WITHHOLD
      the        AUTHORITY
      nominee    to vote for
                 the nominee

      / /        / /

3. To vote to adjourn the Annual Meeting for up to 30 days to solicit additional votes if necessary to approve and adopt the Merger Agreement.

      FOR    AGAINST    ABSTAIN

      / /      / /        / /

Please mark, date and sign your name as it appears on this proxy card and return it in the enclosed envelope. If shares are held by two or more holders, each holder should sign. If shares are held in more than one capacity this proxy will be deemed valid for all shares held in all capacities. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If a corporation, please sign in full corporate name by Chairman of the Board, President, Secretary, Treasurer, or other duly authorized officer. If a partnership, please sign in partnership name by authorized person.

Please sign here exactly as your name(s) appear(s) to the left.

Dated _______________________, 1994

___________________________________
(Signature)

___________________________________
(Signature)


___________________________________
(Title or Authority)

                   'PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
                   PROCESSING EQUIPMENT WILL RECORD YOUR VOTES'